UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
December 20, 2024

RETAIL OPPORTUNITY INVESTMENTS CORP
.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-33749	26-0500600
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

RETAIL OPPORTUNITY INVESTMENTS PARTNERSHIP, LP
(Exact Name of Registrant as Specified in Its Charter)

Delaware	333-189057-01	94-2969738
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11250 El Camino Real, Suite 200
San Diego , California	92130
(Address of Principal Executive Offices)	(Zip Code)
(
858
)
677-0900
(Registrant’s telephone number, including area code)
N/A
(Former name, former address, if changed since last report)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter)
☐ Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Exchange Act:

Name of Registrant	Title of each class	Trading Symbol	Name of each exchange on which registered
Retail Opportunity Investments Corp.	Common Stock, par value $0.0001 per share	ROIC	NASDAQ
Retail Opportunity Investments Partnership, LP	None	None	None

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e) Compensatory Arrangements of Certain Officers.
On November 6, 2024, Retail Opportunity Investments Corp., a Maryland corporation (the “
Company
”), Retail Opportunity Investments Partnership, LP, a Delaware limited partnership (the “Partnership”), Montana Purchaser LLC, a Delaware limited liability company (“
Buyer 1
”), Mountain Purchaser LLC, a Delaware limited liability company (“
Buyer 2
”), Big Sky Purchaser LLC, a Delaware limited liability company (“
Buyer 3
” and, together with Buyer 1 and Buyer 2, collectively, “
Parent Entities
”), Montana Merger Sub Inc., a Maryland corporation and a wholly-owned subsidiary of the Parent Entities (“
Merger Sub I
”), and Montana Merger Sub II LLC, a Delaware limited liability company and a wholly-owned subsidiary of Merger Sub I (“
Merger Sub II
” and, together with Merger Sub I and Parent, the “
Parent Parties
”), entered into an Agreement and Plan of Merger (the “
Merger Agreement
”). Capitalized terms used but not defined herein have the meanings ascribed to them in the Merger Agreement.
Upon the terms and subject to the conditions of the Merger Agreement, at the closing of the Mergers (the “
Closing
”), (i) Merger Sub II will merge with and into the Partnership, with the Partnership being the surviving limited partnership (the “
Partnership Merger
”), and (ii) immediately following the consummation of the Partnership Merger, Merger Sub I will merge with and into the Company, with the Company surviving such merger as the surviving corporation and as a wholly-owned subsidiary of the Parent Entities (the “
Company Merger
” and together with the Partnership Merger, the “
Mergers
”).
In conjunction with the Mergers, the board of directors of the Company approved and the Parent Entities consented to the following changes to certain awards (“
restricted stock awards
”) of our restricted common stock, par value $0.0001 per share. Specifically, (i) the vesting of the performance-based restricted stock awards (including any accrued and unpaid dividends related to such performance-based restricted stock awards) and time-based restricted stock awards originally granted on February 15, 2022, for Messrs. Stuart A. Tanz, Michael B. Haines and Richard K. Schoebel was accelerated from January 2025 to December 26, 2024 and (ii) such performance-based restricted stock awards were modified to be deemed achieved at maximum-level performance irrespective of the terms of the award agreements governing such awards. In addition, the vesting of time-based restricted stock awards for Messrs. Tanz, Haines and Schoebel that were issued on December 13, 2024 and originally scheduled to vest ratably over a 3-year period on December 13, 2025 and the first two anniversaries thereafter were accelerated and became fully vested and taxable on December 26, 2024.
Cautionary Statement Regarding Forward-Looking Statements
This communication includes certain disclosures which contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and in Section 21F of the Securities and Exchange Act of 1934, as amended, including but not limited to those statements related to the Mergers, including financial estimates and statements as to the expected timing, completion and effects of the Mergers. When used herein, the words “believes,” “anticipates,” “projects,” “should,” “estimates,” “expects,” “guidance” and similar expressions are intended to identify forward-looking statements. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results to differ materially from future results expressed or implied by such forward-looking statements.
Important factors, risks and uncertainties that could cause actual results to differ materially from such plans, estimates or expectations include but are not limited to: (i) the parties’ ability to complete the Mergers on the anticipated terms and timing, or at all, including the Company’s ability to obtain the required stockholder approval, and the parties’ ability to satisfy the other conditions to the completion of the Mergers; (ii) potential litigation relating to the Mergers that could be instituted against the Company or its directors, managers or officers, including the effects of any outcomes related thereto; (iii) the risk that disruptions from the Mergers will harm the Company’s business, including current plans and operations, including during the pendency of the Mergers; (iv) the ability of the Company to retain and hire key personnel; (v) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Mergers; (vi) legislative, regulatory and economic developments; (vii) potential business uncertainty, including changes to existing business relationships, during the pendency of the Mergers that could affect the Company’s financial performance; (viii) certain restrictions during the pendency of the Mergers that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; (ix) unpredictability and severity of catastrophic events, including but not limited to acts of terrorism, outbreaks of war or hostilities or pandemic, as well as management’s response to any of the aforementioned factors; (x) the possibility that the Mergers may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (xi) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, including in circumstances requiring the Company to pay a termination fee; (xii) those risks and uncertainties set forth under the headings “Statements Regarding Forward-Looking Information” and “Risk Factors” in the Company’s most recent Annual Report on
Form 10-K,
as such risk factors may be amended, supplemented or superseded from time to time by other reports filed by the Company with the Securities and Exchange Commission (the “
SEC
”) from time to time, which are available via the SEC’s website at www.sec.gov; and (xiii) those risks that will be described in the proxy statement that will be filed with the SEC and available from the sources indicated below.
These risks, as well as other risks associated with the Mergers, will be more fully discussed in the proxy statement that will be filed by the Company with the SEC in connection with the Mergers. There can be no assurance that the Mergers will be completed, or if it is completed, that it will close within the anticipated time period. These factors should not be construed as exhaustive and should be read in conjunction with the other forward-looking statements. The forward-looking statements relate only to events as of the date on which the statements are made. The Company does not undertake any obligation to publicly update or review any forward-looking statement except as required by law, whether as a result of new information, future developments or otherwise. If one or more of these or other risks or uncertainties materialize, or if the Company’s underlying assumptions prove to be incorrect, the Company’s actual results may vary materially from what the Company may have expressed or implied by these forward-looking statements. The Company cautions that you should not place undue reliance on any of the Company’s forward-looking statements. You should specifically consider the factors identified in this communication that could cause actual results to differ. Furthermore, new risks and uncertainties arise from time to time, and it is impossible for us to predict those events or how they may affect the Company.
There can be no assurance that the Mergers will be completed, or if it is completed, that it will close within the anticipated time period. The Company does not undertake any obligation to publicly update or review any forward-looking statement except as required by law, whether as a result of new information, future developments or otherwise. The Company cautions that you should not place undue reliance on any of the Company’s forward-looking statements.
Important Additional Information and Where to Find It
This communication is being made in connection with the Mergers. In connection with the Mergers, the Company will file a proxy statement on Schedule 14A and certain other documents regarding the Mergers with the SEC. Promptly after filing its definitive proxy statement with the SEC, the definitive proxy statement will be mailed to stockholders of the Company. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, COMPANY STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT THAT WILL BE FILED BY THE COMPANY WITH THE SEC (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGERS. Company stockholders will be able to obtain, free of charge, copies of such documents filed by the Company when filed with the SEC in connection with the Mergers at the SEC’s website (http://www.sec.gov). In addition, the Company’s stockholders will be able to obtain, free of charge, copies of such documents filed by the Company at the Company’s website (www.roireit.net). Alternatively, these documents, when available, can be obtained free of charge from the Company upon written request to the Company at 11250 El Camino Real, Suite 200, San Diego, CA 92130.
Participants in the Solicitation
The Company and certain of its directors, executive officers and other employees may be deemed to be participants in the solicitation of proxies from stockholders of the Company in connection with the Mergers. Additional information regarding the identity of the participants, and their respective direct and indirect interests in the Mergers, by security holdings or otherwise, will be set forth in the proxy statement and other relevant materials to be filed with the SEC in connection with the Mergers (if and when they become available). You may obtain free copies of these documents using the sources indicated above.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RETAIL OPPORTUNITY INVESTMENTS CORP.

Date: December 27, 2024	By:	/s/ Michael B. Haines
Name: Michael B. Haines
Title: Chief Financial Officer

RETAIL OPPORTUNITY INVESTMENTS PARTNERSHIP, LP

By: RETAIL OPPORTUNITY INVESTMENTS GP, LLC, its general partner

	By:	/s/ Michael B. Haines
Name: Michael B. Haines
Title: Chief Financial Officer